SECURITIES AND EXCHANGE COMMISSION


                     Washington, D.C.  20549


                           FORM 8-K/A


                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      September
4, 1997


                   GTE CALIFORNIA INCORPORATED

     (Exact name of registrant as specified in its charter)


   California                 1-6417                95-0510200

  (State or other           (Commission            (IRS Employer
  jurisdiction of           File Number)        Identification
No.)
  incorporation)


  600 Hidden Ridge, HQE04B12 - Irving, Texas        75038

   (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code     972-718-
5600

                               -2-

                   GTE CALIFORNIA INCORPORATED

                           FORM 8-K/A

                       ITEM OF INFORMATION



ITEM 7.  Financial Statements and Exhibits

(c)    Exhibits

       1.1  -    Revised Form of Purchase Agreement, including
       Standard Purchase Agreement Provisions (September 1997 Edition), pertaining to Registration Statement on Form S-3 (File No. 333-01001) (to be first used on or about September 9, 1997).

       4.4  -    Form of New Debenture pertaining to
       Registration Statement on Form
            S-3 (File No. 333-01001) (to be first used on or about September 9, 1997).

       26.1 -    Revised Form of Invitation for Bids pertaining
       to Registration Statement on Form S-3 (File No. 333-
       01001)(to be first used on or about September 9, 1997).


                               -3-

                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GTE CALIFORNIA INCORPORATED
                                        (Registrant)




Date:  September 4, 1997           BY  GREGORY D. JACOBSON
                                       GREGORY D. JACOBSON
                                            Treasurer



































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